EXHIBIT 10.3

AMENDED AND RESTATED PATENT SECURITY AGREEMENT

This AMENDED AND RESTATED PATENT SECURITY AGREEMENT (this "Patent Security Agreement") is made this 2nd day of November, 2012 by and among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("WF"), in its capacity as agent for the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity,  "Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of November 2, 2012 (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement") by and among MGP Ingredients, Inc., as parent ("Parent"), MGPI Processing, Inc., MGPI Pipeline, Inc. and MGPI of Indiana, LLC, as Borrowers ("Borrowers"), the lenders party thereto as "Lenders" (such Lenders, together with their respective successors and assigns in such capacity, each, individually, a "Lender" and, collectively, the "Lenders"), and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof; and

WHEREAS, the members of Lender Group and the Bank Product Providers are willing to make the financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements, but only upon the condition, among others, that the Grantors shall have executed and delivered to Agent, for the benefit of the Lender Group and the Bank Product Providers, that certain Amended and Restated Guaranty and Security Agreement, dated as of November 2, 2012 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Guaranty and Security Agreement"); and

WHEREAS, pursuant to the Guaranty and Security Agreement, Grantors are required to execute and deliver to Agent, for the benefit of the Lender Group and the Bank Product Providers, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

1.           DEFINED TERMS.  All initially capitalized terms used but not otherwise defined herein have the meanings given to them in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Patent Security Agreement shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis.

2.           GRANT OF SECURITY INTEREST IN PATENT COLLATERAL. Each Grantor hereby unconditionally grants, assigns, and pledges to Agent, for the benefit each member of the Lender Group and each of the Bank Product Providers, to secure the Secured Obligations, a continuing security interest (referred to in this Patent Security Agreement as the

"Security Interest") in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired or arising (collectively, the "Patent Collateral"):

(a)           all of its Patents and Patent Intellectual Property Licenses to which it is a party including those referred to on Schedule I;

(b)           all divisionals, continuations, continuations-in-part, reissues, reexaminations, or extensions of the foregoing; and

(c)           all products and proceeds of the foregoing, including any claim by such Grantor against third parties for past, present or future infringement of any Patent or any Patent exclusively licensed under any Intellectual Property License, including the right to receive damages, or right to receive license fees, royalties, and other compensation under any Patent Intellectual Property License.

3.           SECURITY FOR SECURED OBLIGATIONS.  This Patent Security Agreement and the Security Interest created hereby secures the payment and performance of the Secured Obligations, whether now existing or arising hereafter.  Without limiting the generality of the foregoing, this Patent Security Agreement secures the payment of all amounts which constitute part of the Secured Obligations and would be owed by Grantors, or any of them, to Agent, the other members of the Lender Group, the Bank Product Providers or any of them, whether or not they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Grantor.

4.           SECURITY AGREEMENT.  The Security Interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to Agent, for the benefit of the Lender Group and the Bank Product Providers, pursuant to the Guaranty and Security Agreement.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the Security Interest in the Patent Collateral made and granted hereby are more fully set forth in the Guaranty and Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.  To the extent there is any inconsistency between this Patent Security Agreement and the Guaranty and Security Agreement, the Guaranty and Security Agreement shall control.

5.           AUTHORIZATION TO SUPPLEMENT.  If any Grantor shall obtain rights to any new patent application or issued patent or become entitled to the benefit of any patent application or patent for any divisional, continuation, continuation-in-part, reissue, or reexamination of any existing patent or patent application, the provisions of this Patent Security Agreement shall automatically apply thereto. Grantors shall give prompt notice in writing to Agent with respect to any such new patent rights.  Without limiting Grantors' obligations under this Section, Grantors hereby authorize Agent unilaterally to modify this Patent Security Agreement by amending Schedule I to include any such new patent rights of each Grantor.  Notwithstanding the foregoing, no failure to so modify this Patent Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

6.           COUNTERPARTS.  This Patent Security Agreement is a Loan Document.  This Patent Security Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Patent Security Agreement.  Delivery of an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Patent Security Agreement.  Any party delivering an executed counterpart of this Patent Security Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Patent Security Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Patent Security Agreement.

7.           CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE PROVISION.  THIS PATENT SECURITY AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 25 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

8.                      Amendment and Restatement.  This Patent Security Agreement, together with the Trademark Security Agreement dated as of the date hereof, amends and restates in its entirety that certain Patent and Trademark Security Agreement dated as of July 21, 2009 by MGP Ingredients, Inc. in favor of the Agent (the "Original IP Security Agreement"), and shall not act as a termination, release or novation of the Original IP Security Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Patent Security Agreement to be executed and delivered as of the day and year first above written.

GRANTORS:
MGPI PROCESSING, INC.

	By:	/s/ Don Tracy
	Name:	Don Tracy
	Title:	Chief Financial Officer

ACCEPTED AND ACKNOWLEDGED BY:

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent, as Sole Lead Arranger, as Sole Book Runner, and as a Lender

	By:	/s/ Chris Heckman
	Name:	Chris Heckman
Its Authorized Signatory

[SIGNATURE PAGE TO PATENT SECURITY AGREEMENT]

SCHEDULE I
to
PATENT SECURITY AGREEMENT

Patents

PATENT	PATENT or APPLICATION NUMBER	FILE DATE
RESISTANT STARCH-HYDROCOLLOID BLENDS AND USES THEREOF	12/580755	10/16/2009
High-Protein, Reduced-Carbohydrate Bakery And Other Food Products	12/785169	05/21/2010
HIGH-PROTEIN, LOW-CARGOHYDRATE BAKERY PRODUCTS	11/830507	07/30/2007
RESITTANT STARCH-HYDROCOLLOID BLENDS AND USES THEREOF	11/689620	03/22/2007
Thermotolerant starch-polyester composites and methods of making same	11/585369	10/24/2006
Starch-plastic composite resins and profiles made by extrusion	11/339367	01/25/2006
Pregelatinized chemically modified resistant starch products and uses thereof	11/294314	12/05/2005
Reversibly swellable granular starch-lipid composites and methods of making the same	11/146671	06/07/2005
Mineral-bound starch compositions and methods of making the same	11/146623	06/07/2005
Expanded products with high protein content	11/115441	04/27/2005
PROCESSES FOR PRODUCING WHEAT PROTEIN ISOLATES	11/059166	02/16/2005
PROCESS FOR PREPARING HYBRID PROTEINS	7989592	07/12/2007
METHOD OF PREPARING HYDROLYZED JOJOBA PROTEIN	6821525	11/14/2003
EMULSION STABILIZING STARCH PRODUCTS	6809197	06/11/2003
POLYVALENT METAL-SUBSTITUTED STARCH PRODUCTS	7166305	06/11/2003
HYDROLYZED JOJOBA PROTEIN	6800736	05/07/2003
PROTEIN/STARCH PAPER COATING COMPOSITIONS AND METHOD OF USE THEREOF	6605367	12/18/2002
PROCESS FOR PREPARING HYBRID PROTEINS	7534459	10/30/2002
METHOD OF PREPARING HYDROLYZED JOJOBA PROTEIN	6716599	01/24/2002
HYDROLYZED JOJOBA PROTEIN	6552171	04/23/2001
FORMULATIONS INCLUDING HYDROLYZED JOJOBA PROTEIN	6649177	04/23/2001

PATENT	PATENT or APPLICATION NUMBER	FILE DATE
PROTEIN/STARCH PAPER COATING COMPOSITIONS AND METHOD OF USE THEREOF	6517625	01/03/2001
MODIFIED WHEAT GLUTENS AND USE THEREOF IN FABRICATION OF FILMS	5977312	10/31/1997
MODIFIED WHEAT GLUTENS AND USE THEREOF IN FABRICATION OF FILMS	5965708	03/11/1997
NODIFIED WHEAT GLUTENS AND USE THEREOF IN FABRICATION OF FILMS	5747648	03/12/1996
ALCOHOL-FREE WET EXTRACTION OF GLUTEN DOUGH INTO GLIADIN AND GLUTENIN	5610277	09/11/1995
BIODEGRADABLE GRAIN PROTEIN-BASED SOLID ARTICLES	5665152